                                                                 EXHIBIT 24.01


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

        Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                /s/ Arnold G. Langbo
                                                ------------------------------
                                                       Director
                                                   Arnold G. Langbo

Dated: January 22, 1998
       ----------

                                                                 EXHIBIT 24.01


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

        Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                /s/ Benjamin S. Carson
                                                ------------------------------
                                                       Director
                                                 Benjamin S. Carson
Dated January 29, 1998
      ----------

                                                                 EXHIBIT 24.01


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

        Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                /s/ Carleton S. Fiorina
                                                ------------------------------
                                                       Director
                                                  Carleton S. Fiorina
Dated: February 3, 1998
       ----------

                                                                 EXHIBIT 24.01


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

        Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                /s/ Claudio X. Gonzalez
                                                ------------------------------
                                                       Director
                                                Claudio X. Gonzalez
Dated: January 30, 1998
       ----------

                                                                 EXHIBIT 24.01


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

        Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                /s/ Gordon Gund
                                                ------------------------------
                                                      Director
                                                    Gordon Gund
Dated: January 26, 1998
       ----------

                                                                 EXHIBIT 24.01


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

        Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                /s/ William E. LaMothe
                                                ------------------------------
                                                         Director
                                                    William E. LaMothe
Dated: January 23, 1998
       ----------

                                                                 EXHIBIT 24.01


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

        Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                /s/ Russell G. Mawby
                                                ------------------------------
                                                       Director
                                                    Russell G. Mawby
Dated: January 30, 1998
       ----------

                                                                 EXHIBIT 24.01


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

        Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                /s/ Ann McLaughlin
                                                ------------------------------
                                                       Director
                                                    Ann McLaughlin
Dated: January 28, 1998
       ----------

                                                                 EXHIBIT 24.01


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

        Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                /s/ J. Richard Munro
                                                ------------------------------
                                                       Director
                                                    J. Richard Munro
Dated: January 27, 1998
       ----------

                                                                 EXHIBIT 24.01


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

        Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                /s/ Harold A. Poling
                                                ------------------------------
                                                       Director
                                                    Harold A. Poling
Dated: January 22, 1998
       ----------

                                                                 EXHIBIT 24.01


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

        Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                /s/ William C. Richardson
                                                ------------------------------
                                                         Director
                                                    William C. Richardson
Dated: January 23, 1998
       ----------

                                                                 EXHIBIT 24.01


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

        Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                /s/ Donald H. Rumfeld
                                                ------------------------------
                                                       Director
                                                    Donald H. Rumsfeld
Dated February 3, 1998
      ----------

                                                                 EXHIBIT 24.01


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1997, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

        Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                /s/ John L. Zabriskie
                                                ------------------------------
                                                       Director
                                                   John L. Zabriskie
Dated: January 22, 1998
       ----------